PENN SERIES FUNDS, INC.

Supplement dated May 30, 2019

to the Prospectus dated May 1, 2019, as supplemented

This supplement provides new and additional information beyond that contained in the Prospectus and should be read in conjunction with the Prospectus.

Large Cap Growth Fund

Effective July 1, 2019 (the “Effective Date”), Joseph Skorski will join Jeffrey Constantino as a portfolio manager of the Large Cap Growth Fund (the “Fund”).

As a result of the foregoing, as of the Effective Date the information in the Prospectus under the heading “Portfolio Manager” in the Fund’s “Fund Summary” section is hereby deleted and replaced in its entirety by the following:

Portfolio Managers

The portfolio managers described below are primarily responsible for the day-to-day management of the Fund’s portfolio.

Jeffrey Constantino, an Investment Officer of MFS, has served as a portfolio manager for the Fund since May 2013.

Joseph Skorski, an Investment Officer of MFS, has served as a portfolio manager for the Fund since July 2019.

The following paragraph is added as the third paragraph under the heading “Management — Sub-Advisers — Massachusetts Financial Services Company” in the Fund’s Prospectus:

Joseph Skorski is responsible for the day-to-day portfolio management of the Large Cap Growth Fund. Mr. Skorski is an Investment Officer of MFS. He has been employed in the investment area of MFS since 2007 and has been a portfolio manager since 2019.

The changes described above will have no effect on the Fund’s investment objectives or principal investment strategies and are not expected to affect the Fund’s fees and expenses.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

PM 8598    05/19

PENN SERIES FUNDS, INC.

Supplement dated May 30, 2019

to the Statement of Additional Information (“SAI”) dated May 1, 2019, as supplemented

This supplement provides new and additional information beyond that contained in the SAI and should be read in conjunction with the SAI.

Large Cap Growth Fund

Effective July 1, 2019 (the “Effective Date”), Joseph Skorski will join Jeffrey Constantino as a portfolio manager of the Large Cap Growth Fund (the “Fund”).

As a result of the foregoing, as of the Effective Date the last sentence of the paragraph entitled “Fund Shares Owned by Portfolio Manager” under the section “General Information – Portfolio Managers – Massachusetts Financial Services Company (“MFS”),” is hereby deleted and replaced with the following:

Fund Shares Owned by Portfolio Managers. The portfolio managers did not beneficially own any shares of the Fund as of April 30, 2019.

Additionally, in the same section of the SAI, the “Other Accounts” chart is hereby deleted and replaced in its entirety by the following:

Other Accounts. In addition to the Fund, the portfolio managers are responsible for the day-to-day management of certain other accounts managed or sub-advised by MFS or an affiliate, as listed below. None of the accounts listed below are subject to a performance-based advisory fee. The information below is provided as of December 31, 2018, unless otherwise noted.

Name	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)
Jeffrey Constantino	7	$7,840	5	$922	13	$2,739
Joseph Skorski[1]	2	$503.7	6	$844.2	16	$3,750.5

[1]	The information for Mr. Skorski is provided as of April 30, 2019.

The changes described above will have no effect on the Fund’s investment objectives or principal investment strategies and are not expected to affect the Fund’s fees and expenses.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

PM 8599    05/19